Exhibit 99.1

For Immediate Release

Contact:	Ken Bond	Deborah Hellinger
	Oracle Investor Relations	Oracle Corporate Communications
	1.650.607.0349	1.212.508.7935
	ken.bond@oracle.com	deborah.hellinger@oracle.com

ORACLE REPORTS GAAP EPS UP 8% to 56 CENTS, NON-GAAP EPS UP 5% to 68 CENTS

Cloud Software Subscriptions Revenues up 24%, Hardware Systems Products Revenues up 8%

REDWOOD SHORES, Calif., March 18, 2014 — Oracle Corporation (NYSE: ORCL) today announced that fiscal 2014 Q3 total revenues were up 4% to $9.3 billion. New software licenses and cloud software subscriptions revenues were up 4% to $2.4 billion. Software license updates and product support revenues were up 5% to $4.6 billion. Hardware systems products revenues were up 8% to $725 million. GAAP operating income was up 7% to $3.6 billion and the GAAP operating margin was 38%. Non-GAAP operating income was up 5% to $4.4 billion, and the non-GAAP operating margin was 47%. GAAP net income was up 2% to $2.6 billion, while non-GAAP net income was unchanged at $3.1 billion. GAAP earnings per share were up 8% to $0.56, while non-GAAP earnings per share were up 5% to $0.68. GAAP operating cash flow on a trailing twelve-month basis was up 10% to $15 billion.

Without the impact of the US dollar strengthening compared to foreign currencies, Oracle’s reported Q3 GAAP earnings per share would have been up 10% and non-GAAP earnings per share would have been up 7%. In addition, GAAP and non-GAAP earnings per share both include a non-operating $0.02 per share loss this quarter as a result of exchange rate changes in Venezuela as compared to $0.01 last year. Excluding the impact of the US dollar strengthening compared to foreign currencies and excluding Venezuela’s exchange loss impact on both reporting periods, Oracle’s reported Q3 GAAP earnings per share would have been $0.59, up 12%, and non-GAAP earnings per share would have been $0.71, up 8%. GAAP and non-GAAP total revenues also would have been up 6%. GAAP new software licenses and cloud software subscriptions revenues would have been up 6% and non-GAAP new software licenses and cloud software subscriptions revenues would have been up 5%. Hardware systems product revenues would have been up 10%.

“In constant currency, our Cloud Software Subscriptions revenues grew 25% and our Engineered Systems revenue grew more than 30% in the quarter,” said Oracle President and CFO, Safra Catz. “Oracle Cloud Applications and Engineered Systems are both rapidly growing, billion dollar run-rate businesses. Those two high-growth businesses helped us deliver record year-to-date operating cash flow, and a record $15 billion of operating cash flow over the past twelve months.”

“Sales of Oracle’s Cloud Applications accelerated sharply in the quarter with bookings growth of over 60%,” said Oracle President Mark Hurd. “Our quarterly Cloud Application revenue is now approaching $300 million. All of our strategic Cloud Application Suites, including Fusion Enterprise Resource Planning, Fusion Human Capital Management and Fusion Customer Experience, posted triple-digit revenue growth.”

“Oracle’s Engineered Server Systems, including Exadata and SPARC SuperClusters, achieved over a 30% constant currency growth rate in the quarter, while throughout the industry traditional high-end server product lines are in steep decline,” said Oracle CEO, Larry Ellison. “Our Engineered Systems business is growing rapidly for the same fundamental reason that our Cloud Applications business is growing rapidly. In both cases, customers want us to integrate the hardware and software and make it work together, so they don’t have to.”

The Board of Directors declared a quarterly cash dividend of $0.12 per share of outstanding common stock. This dividend will be paid to stockholders of record as of the close of business on April 8, 2014, with a payment date of April 29, 2014.

Q3 Fiscal 2014 Earnings Conference Call and Webcast

Oracle will hold a conference call and webcast today to discuss these results at 2:00 p.m. Pacific. You may listen to the call by dialing (913) 312-6698, Passcode: 599932. To access the live webcast of this event, please visit the Oracle Investor Relations website at http://www.oracle.com/investor. In addition, Oracle’s Q3 results and Fiscal 2014 financial tables are available on the Oracle Investor Relations website.

A replay of the conference call will also be available by dialing (719) 457-0820 or (888) 203-1112, Passcode: 8881061.

About Oracle

Oracle engineers hardware and software to work together in the cloud and in your data center. For more information about Oracle (NYSE: ORCL), visit www.oracle.com or contact Investor Relations at investor_us@oracle.com or (650) 506-4073.

# # #

Trademarks

Oracle and Java are registered trademarks of Oracle and/or its affiliates. Other names may be trademarks of their respective owners.

“Safe Harbor” Statement: Statements in this press release relating to Oracle’s future plans, expectations, beliefs, intentions and prospects, including statements regarding the rapid growth of Oracle’s Engineered Systems and Cloud Application businesses, are “forward-looking statements” and are subject to material risks and uncertainties. Many factors could affect our current expectations and our actual results, and could cause actual results to differ materially. We presently consider the following to be among the important factors that could cause actual results to differ materially from expectations: (1) Economic, political and market conditions, including the current European economic crisis and slowing economic conditions in other parts of the world, can adversely affect our business, results of operations and financial condition, including our revenue growth and profitability, which in turn could adversely affect our stock price. (2) We may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, unanticipated fluctuations in currency exchange rates, delays in delivery of new products or releases or a decline in our renewal rates for support contracts. (3) Our hardware systems revenues and profitability could decline further, and we may fail to achieve our financial forecasts with respect to this business. (4) We have an active acquisition program and our acquisitions may not be successful, may involve unanticipated costs or other integration issues or may disrupt our existing operations. (5) Our international sales and operations subject us to additional risks that can adversely affect our operating results, including risks relating to foreign currency gains and losses. (6) Our periodic workforce restructurings, including reorganizations of our sales force, can be disruptive. (7) If we are unable to develop new or sufficiently differentiated products and services, or to enhance and improve our products and support services in a timely manner or to position and/or price our products and services to meet market demand, customers may not buy new software licenses, cloud software subscriptions or hardware systems products or purchase or renew support contracts. A detailed discussion of these factors and other risks that affect our business is contained in our SEC filings, including our most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” Copies of these filings are available online from the SEC or by contacting Oracle Corporation’s Investor Relations Department at (650) 506-4073 or by clicking on SEC Filings on Oracle’s Investor Relations website at http://www.oracle.com/investor. All information set forth in this press release is current as of March 18, 2014. Oracle undertakes no duty to update any statement in light of new information or future events.

ORACLE CORPORATION

Q3 FISCAL 2014 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three Months Ended February 28,						% Increase		% Increase (Decrease)
	2014	% of Revenues		2013	% of Revenues		(Decrease) in US $		in Constant Currency (1)
REVENUES
New software licenses and cloud software subscriptions	$2,415	26%		$2,332	26%		4%		6%
Software license updates and product support	4,564	49%		4,340	48%		5%		7%

Software Revenues	6,979	75%		6,672	74%		5%		6%

Hardware systems products	725	8%		671	8%		8%		10%
Hardware systems support	598	6%		570	6%		5%		7%

Hardware Systems Revenues	1,323	14%		1,241	14%		7%		9%

Services Revenues	1,005	11%		1,045	12%		(4%	)	(2%	)

Total Revenues	9,307	100%		8,958	100%		4%		6%

OPERATING EXPENSES
Sales and marketing	1,928	21%		1,802	20%		7%		9%
Software license updates and product support	286	3%		306	3%		(7%	)	(4%	)
Hardware systems products	379	4%		337	4%		13%		15%
Hardware systems support	207	2%		219	2%		(5%	)	(4%	)
Services	804	9%		854	10%		(6%	)	(4%	)
Research and development	1,292	14%		1,186	13%		9%		10%
General and administrative	251	3%		260	3%		(3%	)	(2%	)
Amortization of intangible assets	560	6%		586	7%		(4%	)	(4%	)
Acquisition related and other	(5)	0%		32	0%		(117%	)	(115%	)
Restructuring	38	0%		42	1%		(9%	)	(9%	)

Total Operating Expenses	5,740	62%		5,624	63%		2%		4%

OPERATING INCOME	3,567	38%		3,334	37%		7%		9%
Interest expense	(228)	(2%	)	(205)	(2%	)	11%		11%
Non-operating expense, net	(90)	(1%	)	(39)	(1%	)	132%		113%

INCOME BEFORE PROVISION FOR INCOME TAXES	3,249	35%		3,090	34%		5%		8%

Provision for income taxes	684	7%		586	6%		17%		19%

NET INCOME	$2,565	28%		$2,504	28%		2%		5%

EARNINGS PER SHARE:
Basic	$0.57			$0.53
Diluted	$0.56			$0.52
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	4,496			4,735
Diluted	4,575			4,812

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2013, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. Movements in international currencies relative to the United States dollar during the three months ended February 28, 2014 compared with the corresponding prior year period decreased our revenues by 2 percentage points, operating expenses by 2 percentage points and operating income by 2 percentage points.

ORACLE CORPORATION

Q3 FISCAL 2014 FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Three Months Ended February 28,						% Increase (Decrease) in US $				% Increase (Decrease) in Constant Currency (2)
	2014 GAAP	Adj.	2014 Non-GAAP	2013 GAAP	Adj.	2013 Non-GAAP	GAAP		Non-GAAP		GAAP		Non-GAAP
TOTAL REVENUES (3) (4)	$9,307	$8	$9,315	$8,958	$12	$8,970	4%		4%		6%		6%

TOTAL SOFTWARE REVENUES (3)	$6,979	$6	$6,985	$6,672	$10	$6,682	5%		5%		6%		6%
New software licenses and cloud software subscriptions (3)	2,415	5	2,420	2,332	6	2,338	4%		4%		6%		5%
Software license updates and product support	4,564	1	4,565	4,340	4	4,344	5%		5%		7%		7%
TOTAL HARDWARE SYSTEMS REVENUES (4)	$1,323	$2	$1,325	$1,241	$2	$1,243	7%		7%		9%		9%
Hardware systems products	725	—	725	671	—	671	8%		8%		10%		10%
Hardware systems support (4)	598	2	600	570	2	572	5%		5%		7%		7%

TOTAL OPERATING EXPENSES	$5,740	$(791)	$4,949	$5,624	$(832)	$4,792	2%		3%		4%		5%
Stock-based compensation (5)	198	(198)	—	172	(172)	—	15%		*		15%		*
Amortization of intangible assets (6)	560	(560)	—	586	(586)	—	(4%	)	*		(4%	)	*
Acquisition related and other	(5)	5	—	32	(32)	—	(117%	)	*		(115%	)	*
Restructuring	38	(38)	—	42	(42)	—	(9%	)	*		(9%	)	*
OPERATING INCOME	$3,567	$799	$4,366	$3,334	$844	$4,178	7%		5%		9%		6%

OPERATING MARGIN %	38%		47%	37%		47%	111 bp.		30 bp.		120 bp.		24 bp.
INCOME TAX EFFECTS (7)	$684	$251	$935	$586	$240	$826	17%		13%		19%		15%

NET INCOME	$2,565	$548	$3,113	$2,504	$604	$3,108	2%		0%		5%		2%
DILUTED EARNINGS PER SHARE	$0.56		$0.68	$0.52		$0.65	8%		5%		10%		7%

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	4,575	—	4,575	4,812	—	4,812	(5%	)	(5%	)	(5%	)	(5%	)

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2013, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	As of February 28, 2014, approximately $3 million in estimated revenues related to assumed cloud software subscriptions contracts will not be recognized for each of the remainder of fiscal 2014 and fiscal 2015 due to business combination accounting rules.

(4)	As of February 28, 2014, approximately $1 million and $2 million in estimated revenues related to hardware systems support contracts will not be recognized for the remainder of fiscal 2014 and fiscal 2015, respectively, due to business combination accounting rules.

(5)	Stock-based compensation was included in the following GAAP operating expense categories:

	Three Months Ended February 28, 2014			Three Months Ended February 28, 2013
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP
Sales and marketing	$42	$(42)	$—	$32	$(32)	$—
Software license updates and product support	6	(6)	—	5	(5)	—
Hardware systems products	1	(1)	—	1	(1)	—
Hardware systems support	1	(1)	—	1	(1)	—
Services	7	(7)	—	7	(7)	—
Research and development	99	(99)	—	86	(86)	—
General and administrative	42	(42)	—	40	(40)	—

Subtotal	198	(198)	—	172	(172)	—

Acquisition related and other	—	—	—	8	(8)	—

Total stock-based compensation	$198	$(198)	$—	$180	$(180)	$—

(6)	Estimated future annual amortization expense related to intangible assets as of February 28, 2014 was as follows:

Remainder of Fiscal 2014	$554
Fiscal 2015	1,894
Fiscal 2016	1,315
Fiscal 2017	722
Fiscal 2018	588
Fiscal 2019	489
Thereafter	932

Total intangible assets subject to amortization	6,494
In-process research and development	64

Total intangible assets, net	$6,558

(7)	Income tax effects were calculated reflecting an effective GAAP tax rate of 21.0% and 19.0% in the third quarter of fiscal 2014 and 2013, respectively, and an effective non-GAAP tax rate of 23.1% and 21.0% in the third quarter of fiscal 2014 and 2013, respectively. The difference between our GAAP and non-GAAP tax rates in the third quarter of fiscal 2014 was primarily due to the net tax effects of acquisition related items, including the tax effect of amortization of intangible assets. The difference between our GAAP and non-GAAP tax rates in the third quarter of fiscal 2013 was primarily due to the net tax effects of acquisition related items, including the tax effect of amortization of intangible assets, and the disproportionate rate impact of discrete items for the quarter.

*	Not meaningful

ORACLE CORPORATION

Q3 FISCAL 2014 YEAR TO DATE FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Nine Months Ended February 28,						% Increase		% Increase (Decrease)
	2014	% of Revenues		2013	% of Revenues		(Decrease) in US $		in Constant Currency (1)
REVENUES
New software licenses and cloud software subscriptions	$6,447	24%		$6,295	24%		2%		4%
Software license updates and product support	13,511	50%		12,740	49%		6%		7%

Software Revenues	19,958	74%		19,035	73%		5%		6%

Hardware systems products	2,108	8%		2,185	8%		(3%	)	(2%	)
Hardware systems support	1,800	7%		1,730	7%		4%		6%

Hardware Systems Revenues	3,908	15%		3,915	15%		0%		1%

Services Revenues	3,089	11%		3,283	12%		(6%	)	(4%	)

Total Revenues	26,955	100%		26,233	100%		3%		4%

OPERATING EXPENSES
Sales and marketing	5,601	21%		5,120	19%		9%		11%
Software license updates and product support	860	3%		860	3%		0%		2%
Hardware systems products	1,078	4%		1,087	4%		(1%	)	1%
Hardware systems support	630	2%		670	3%		(6%	)	(5%	)
Services	2,461	9%		2,668	10%		(8%	)	(6%	)
Research and development	3,803	14%		3,586	14%		6%		7%
General and administrative	773	3%		798	3%		(3%	)	(2%	)
Amortization of intangible assets	1,732	6%		1,789	7%		(3%	)	(3%	)
Acquisition related and other (2)	21	0%		(347)	(1%	)	106%		106%
Restructuring	146	1%		318	1%		(54%	)	(55%	)

Total Operating Expenses	17,105	63%		16,549	63%		3%		5%

OPERATING INCOME	9,850	37%		9,684	37%		2%		4%
Interest expense	(674)	(3%	)	(588)	(2%	)	15%		15%
Non-operating expense, net	(60)	0%		(24)	0%		151%		64%

INCOME BEFORE PROVISION FOR INCOME TAXES	9,116	34%		9,072	35%		0%		3%

Provision for income taxes	1,807	7%		1,953	8%		(8%	)	(5%	)

NET INCOME	$7,309	27%		$7,119	27%		3%		5%

EARNINGS PER SHARE:
Basic	$1.61			$1.48
Diluted	$1.58			$1.46
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	4,546			4,798
Diluted	4,616			4,873

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2013, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. Movements in international currencies relative to the United States dollar during the nine months ended February 28, 2014 compared with the corresponding prior year period decreased our revenues by 1 percentage point, operating expenses by 2 percentage points and operating income by 2 percentage points.

(2)	Acquisition related and other expenses for the nine months ended February 28, 2013 included a benefit of $306 million related to certain litigation and a net benefit of $118 million due to an acquisition related item.

ORACLE CORPORATION

Q3 FISCAL 2014 YEAR TO DATE FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Nine Months Ended February 28,						% Increase (Decrease) in US $				% Increase (Decrease) in Constant Currency (2)
	2014 GAAP	Adj.	2014 Non-GAAP	2013 GAAP	Adj.	2013 Non-GAAP	GAAP		Non-GAAP		GAAP		Non-GAAP
TOTAL REVENUES (3) (4)	$26,955	$25	$26,980	$26,233	$59	$26,292	3%		3%		4%		4%

TOTAL SOFTWARE REVENUES (3)	$19,958	$14	$19,972	$19,035	$49	$19,084	5%		5%		6%		6%
New software licenses and cloud software subscriptions (3)	6,447	12	6,459	6,295	37	6,332	2%		2%		4%		4%
Software license updates and product support	13,511	2	13,513	12,740	12	12,752	6%		6%		7%		7%
TOTAL HARDWARE SYSTEMS REVENUES (4)	$3,908	$11	$3,919	$3,915	$10	$3,925	0%		0%		1%		1%
Hardware systems products	2,108	—	2,108	2,185	—	2,185	(3%	)	(3%	)	(2%	)	(2%	)
Hardware systems support (4)	1,800	11	1,811	1,730	10	1,740	4%		4%		6%		6%

TOTAL OPERATING EXPENSES	$17,105	$(2,478)	$14,627	$16,549	$(2,296)	$14,253	3%		3%		5%		4%
Stock-based compensation (5)	579	(579)	—	536	(536)	—	8%		*		8%		*
Amortization of intangible assets (6)	1,732	(1,732)	—	1,789	(1,789)	—	(3%	)	*		(3%	)	*
Acquisition related and other	21	(21)	—	(347)	347	—	106%		*		106%		*
Restructuring	146	(146)	—	318	(318)	—	(54%	)	*		(55%	)	*
OPERATING INCOME	$9,850	$2,503	$12,353	$9,684	$2,355	$12,039	2%		3%		4%		4%

OPERATING MARGIN %	37%		46%	37%		46%	(37) bp.		0 bp.		(23) bp.		1 bp.
INCOME TAX EFFECTS (7)	$1,807	$783	$2,590	$1,953	$630	$2,583	(8%	)	0%		(5%	)	2%

NET INCOME	$7,309	$1,720	$9,029	$7,119	$1,725	$8,844	3%		2%		5%		4%
DILUTED EARNINGS PER SHARE	$1.58		$1.96	$1.46		$1.81	8%		8%		11%		10%

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	4,616	—	4,616	4,873	—	4,873	(5%	)	(5%	)	(5%	)	(5%	)

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2013, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	As of February 28, 2014, approximately $3 million in estimated revenues related to assumed cloud software subscriptions contracts will not be recognized for each of the remainder of fiscal 2014 and fiscal 2015 due to business combination accounting rules.

(4)	As of February 28, 2014, approximately $1 million and $2 million in estimated revenues related to hardware systems support contracts will not be recognized for the remainder of fiscal 2014 and fiscal 2015, respectively, due to business combination accounting rules.

(5)	Stock-based compensation was included in the following GAAP operating expense categories:

	Nine Months Ended February 28, 2014			Nine Months Ended February 28, 2013
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP
Sales and marketing	$123	$(123)	$—	$112	$(112)	$—
Software license updates and product support	16	(16)	—	15	(15)	—
Hardware systems products	4	(4)	—	2	(2)	—
Hardware systems support	4	(4)	—	3	(3)	—
Services	20	(20)	—	24	(24)	—
Research and development	285	(285)	—	258	(258)	—
General and administrative	127	(127)	—	122	(122)	—

Subtotal	579	(579)	—	536	(536)	—

Acquisition related and other	4	(4)	—	30	(30)	—

Total stock-based compensation	$583	$(583)	$—	$566	$(566)	$—

(6)	Estimated future annual amortization expense related to intangible assets as of February 28, 2014 was as follows:

Remainder of Fiscal 2014	$554
Fiscal 2015	1,894
Fiscal 2016	1,315
Fiscal 2017	722
Fiscal 2018	588
Fiscal 2019	489
Thereafter	932

Total intangible assets subject to amortization	6,494
In-process research and development	64

Total intangible assets, net	$6,558

(7)	Income tax effects were calculated reflecting an effective GAAP tax rate of 19.8% and 21.5% in the first nine months of fiscal 2014 and 2013, respectively, and an effective non-GAAP tax rate of 22.3% and 22.6% in the first nine months of fiscal 2014 and 2013, respectively. The differences between our GAAP and non-GAAP tax rates in the first nine months of fiscal 2014 and 2013 were primarily due to the net tax effects of acquisition related items, including the tax effects of amortization of intangible assets.

*	Not meaningful

ORACLE CORPORATION

Q3 FISCAL 2014 FINANCIAL RESULTS

CONDENSED CONSOLIDATED BALANCE SHEETS

($ in millions)

	February 28, 2014	May 31, 2013
ASSETS

Current Assets:
Cash and cash equivalents	$16,832	$14,613
Marketable securities	20,393	17,603
Trade receivables, net	4,071	6,049
Inventories	227	240
Deferred tax assets	1,012	974
Prepaid expenses and other current assets	1,869	2,213

Total Current Assets	44,404	41,692
Non-Current Assets:
Property, plant and equipment, net	3,052	3,053
Intangible assets, net	6,558	6,640
Goodwill	29,322	27,343
Deferred tax assets	720	766
Other assets	2,506	2,318

Total Non-Current Assets	42,158	40,120

TOTAL ASSETS	$86,562	$81,812

LIABILITIES AND EQUITY
Current Liabilities:
Notes payable, current and other current borrowings	$1,516	$—
Accounts payable	396	419
Accrued compensation and related benefits	1,583	1,851
Income taxes payable	438	911
Deferred revenues	6,473	7,118
Other current liabilities	2,686	2,573

Total Current Liabilities	13,092	12,872
Non-Current Liabilities:
Notes payable and other non-current borrowings	22,677	18,494
Income taxes payable	4,055	3,899
Other non-current liabilities	1,503	1,402

Total Non-Current Liabilities	28,235	23,795

Equity	45,235	45,145

TOTAL LIABILITIES AND EQUITY	$86,562	$81,812

ORACLE CORPORATION

Q3 FISCAL 2014 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Nine Months Ended February 28,
	2014	2013
Cash Flows From Operating Activities:
Net income	$7,309	$7,119
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	452	400
Amortization of intangible assets	1,732	1,789
Deferred income taxes	(307)	108
Stock-based compensation	583	566
Tax benefits on the exercise of stock options and vesting of restricted stock-based awards	288	372
Excess tax benefits on the exercise of stock options and vesting of restricted stock-based awards	(162)	(220)
Other, net	72	120
Changes in operating assets and liabilities, net of effects from acquisitions:
Decrease in trade receivables, net	2,006	2,269
Decrease (increase) in inventories	20	(48)
Decrease (increase) in prepaid expenses and other assets	181	(241)
Decrease in accounts payable and other liabilities	(730)	(912)
Decrease in income taxes payable	(457)	(853)
Decrease in deferred revenues	(522)	(809)

Net cash provided by operating activities	10,465	9,660

Cash Flows From Investing Activities:
Purchases of marketable securities and other investments	(25,550)	(24,027)
Proceeds from maturities and sales of marketable securities and other investments	23,110	22,359
Acquisitions, net of cash acquired	(3,066)	(1,592)
Capital expenditures	(426)	(467)

Net cash used for investing activities	(5,932)	(3,727)

Cash Flows From Financing Activities:
Payments for repurchases of common stock	(7,841)	(8,204)
Proceeds from issuances of common stock	1,519	1,300
Payments of dividends to stockholders	(1,640)	(1,433)
Proceeds from borrowings, net of issuance costs	5,566	4,974
Repayments of borrowings	—	(1,700)
Excess tax benefits on the exercise of stock options and vesting of restricted stock-based awards	162	220
Distributions to noncontrolling interests	(28)	(31)

Net cash used for financing activities	(2,262)	(4,874)

Effect of exchange rate changes on cash and cash equivalents	(52)	87

Net increase in cash and cash equivalents	2,219	1,146

Cash and cash equivalents at beginning of period	14,613	14,955

Cash and cash equivalents at end of period	$16,832	$16,101

ORACLE CORPORATION

Q3 FISCAL 2014 FINANCIAL RESULTS

FREE CASH FLOW—TRAILING 4-QUARTERS (1)

($ in millions)

	Fiscal 2013				Fiscal 2014
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
GAAP Operating Cash Flow	$13,993	$13,533	$13,717	$14,224	$14,845	$15,196	$15,029

Capital Expenditures (2)	(627)	(710)	(684)	(650)	(664)	(578)	(609)

Free Cash Flow	$13,366	$12,823	$13,033	$13,574	$14,181	$14,618	$14,420

% Growth over prior year	8%	2%	1%	4%	6%	14%	11%
GAAP Net Income	$10,175	$10,564	$10,571	$10,925	$11,082	$11,054	$11,115

Free Cash Flow as a % of Net Income	131%	121%	123%	124%	128%	132%	130%

(1)	To supplement our statements of cash flows presented on a GAAP basis, we use non-GAAP measures of cash flows on a trailing 4-quarter basis to analyze cash flow generated from operations. We believe free cash flow is also useful as one of the bases for comparing our performance with our competitors. The presentation of non-GAAP free cash flow is not meant to be considered in isolation or as an alternative to net income as an indicator of our performance, or as an alternative to cash flows from operating activities as a measure of liquidity.

(2)	Derived from capital expenditures as reported in cash flows from investing activities as per our consolidated statements of cash flows presented in accordance with GAAP.

ORACLE CORPORATION

Q3 FISCAL 2014 FINANCIAL RESULTS

SUPPLEMENTAL ANALYSIS OF GAAP REVENUES AND HEADCOUNT (1)

($ in millions)

	Fiscal 2013										Fiscal 2014
	Q1		Q2		Q3		Q4		TOTAL		Q1		Q2		Q3		Q4	TOTAL
REVENUES

New software licenses and cloud software subscriptions	$1,574		$2,389		$2,332		$4,026		$10,321		$1,653		$2,380		$2,415			$6,447
Software license updates and product support	4,140		4,260		4,340		4,402		17,142		4,431		4,516		4,564			13,511

Software Revenues	5,714		6,649		6,672		8,428		27,463		6,084		6,896		6,979			19,958
Hardware systems products	779		734		671		849		3,033		669		714		725			2,108
Hardware systems support	574		587		570		582		2,313		592		609		598			1,800

Hardware Systems Revenues	1,353		1,321		1,241		1,431		5,346		1,261		1,323		1,323			3,908

Services Revenues	1,114		1,124		1,045		1,088		4,371		1,027		1,056		1,005			3,089

Total Revenues	$8,181		$9,094		$8,958		$10,947		$37,180		$8,372		$9,275		$9,307			$26,955

AS REPORTED REVENUE GROWTH RATES
New software licenses and cloud software subscriptions	5%		17%		(2%	)	1%		4%		5%		0%		4%			2%
Software license updates and product support	3%		7%		7%		6%		6%		7%		6%		5%			6%
Software Revenues	4%		10%		4%		4%		5%		6%		4%		5%			5%

Hardware systems products	(24%	)	(23%	)	(23%	)	(13%	)	(21%	)	(14%	)	(3%	)	8%			(3%	)
Hardware systems support	(11%	)	(6%	)	(6%	)	(3%	)	(7%	)	3%		4%		5%			4%
Hardware Systems Revenues	(19%	)	(16%	)	(16%	)	(9%	)	(15%	)	(7%	)	0%		7%			0%
Services Revenues	(6%	)	(5%	)	(8%	)	(9%	)	(7%	)	(8%	)	(6%	)	(4%	)		(6%	)

Total Revenues	(2%	)	3%		(1%	)	0%		0%		2%		2%		4%			3%
CONSTANT CURRENCY GROWTH RATES (2)
New software licenses and cloud software subscriptions	10%		18%		0%		2%		6%		7%		1%		6%			4%
Software license updates and product support	8%		8%		8%		8%		8%		8%		7%		7%			7%
Software Revenues	9%		11%		5%		5%		7%		8%		5%		6%			6%
Hardware systems products	(21%	)	(23%	)	(22%	)	(12%	)	(19%	)	(13%	)	(2%	)	10%			(2%	)
Hardware systems support	(6%	)	(5%	)	(5%	)	(1%	)	(4%	)	5%		5%		7%			6%
Hardware Systems Revenues	(15%	)	(16%	)	(15%	)	(8%	)	(13%	)	(6%	)	2%		9%			1%

Services Revenues	0%		(3%	)	(7%	)	(8%	)	(5%	)	(6%	)	(5%	)	(2%	)		(4%	)

Total Revenues	3%		5%		0%		2%		2%		4%		3%		6%			4%

GEOGRAPHIC REVENUES
REVENUES
Americas	$4,324		$4,787		$4,698		$5,911		$19,719		$4,517		$4,995		$4,953			$14,466
Europe, Middle East & Africa	2,383		2,701		2,745		3,328		11,158		2,439		2,817		2,923			8,178
Asia Pacific	1,474		1,606		1,515		1,708		6,303		1,416		1,463		1,431			4,311

Total Revenues	$8,181		$9,094		$8,958		$10,947		$37,180		$8,372		$9,275		$9,307			$26,955

HEADCOUNT
GEOGRAPHIC AREA
Americas	49,145		49,584		50,402		51,519				53,465		53,073		53,799
Europe, Middle East & Africa	22,584		22,594		22,592		22,860				23,349		23,178		23,350
Asia Pacific	44,170		45,051		45,663		45,855				45,513		45,617		45,561

Total Company	115,899		117,229		118,657		120,234				122,327		121,868		122,710

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2013 and 2012 for the fiscal 2014 and fiscal 2013 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

ORACLE CORPORATION

Q3 FISCAL 2014 FINANCIAL RESULTS

SUPPLEMENTAL GEOGRAPHIC REVENUES ANALYSIS (1)

($ in millions)

	Fiscal 2013										Fiscal 2014
	Q1		Q2		Q3		Q4		TOTAL		Q1		Q2		Q3		Q4	TOTAL
AMERICAS

New software licenses and cloud software subscriptions	$814		$1,253		$1,205		$2,194		$5,465		$926		$1,295		$1,287			$3,507

Hardware systems products	$380		$370		$307		$439		$1,495		$335		$381		$348			$1,064

AS REPORTED GROWTH RATES
New software licenses and cloud software subscriptions	12%		22%		(2%	)	3%		7%		14%		3%		7%			7%
Hardware systems products	(20%	)	(25%	)	(25%	)	(12%	)	(20%	)	(12%	)	3%		13%			1%
CONSTANT CURRENCY GROWTH RATES (2)
New software licenses and cloud software subscriptions	14%		22%		(1%	)	4%		8%		15%		5%		9%			9%
Hardware systems products	(19%	)	(25%	)	(25%	)	(12%	)	(20%	)	(11%	)	4%		16%			2%

EUROPE / MIDDLE EAST / AFRICA
New software licenses and cloud software subscriptions	$403		$641		$690		$1,224		$2,959		$388		$675		$727			$1,789

Hardware systems products	$214		$198		$201		$228		$842		$177		$184		$218			$579

AS REPORTED GROWTH RATES
New software licenses and cloud software subscriptions	(8%	)	10%		0%		5%		3%		(4%	)	5%		5%			3%
Hardware systems products	(38%	)	(27%	)	(24%	)	(12%	)	(26%	)	(18%	)	(7%	)	8%			(6%	)

CONSTANT CURRENCY GROWTH RATES (2)
New software licenses and cloud software subscriptions	1%		12%		1%		5%		5%		(5%	)	3%		3%			1%
Hardware systems products	(30%	)	(25%	)	(24%	)	(11%	)	(23%	)	(20%	)	(8%	)	8%			(7%	)

ASIA PACIFIC

New software licenses and cloud software subscriptions	$357		$495		$437		$608		$1,897		$339		$410		$401			$1,151

Hardware systems products	$185		$166		$163		$182		$696		$157		$149		$159			$465

AS REPORTED GROWTH RATES
New software licenses and cloud software subscriptions	8%		13%		(3%	)	(12%	)	(1%	)	(5%	)	(17%	)	(8%	)		(11%	)
Hardware systems products	(12%	)	(10%	)	(16%	)	(17%	)	(14%	)	(15%	)	(10%	)	(2%	)		(10%	)
CONSTANT CURRENCY GROWTH RATES (2)
New software licenses and cloud software subscriptions	12%		13%		1%		(7%	)	3%		5%		(10%	)	(2%	)		(3%	)
Hardware systems products	(10%	)	(12%	)	(14%	)	(14%	)	(12%	)	(10%	)	(6%	)	2%			(5%	)

TOTAL COMPANY
New software licenses and cloud software subscriptions	$1,574		$2,389		$2,332		$4,026		$10,321		$1,653		$2,380		$2,415			$6,447

Hardware systems products	$779		$734		$671		$849		$3,033		$669		$714		$725			$2,108

AS REPORTED GROWTH RATES
New software licenses and cloud software subscriptions	5%		17%		(2%	)	1%		4%		5%		0%		4%			2%
Hardware systems products	(24%	)	(23%	)	(23%	)	(13%	)	(21%	)	(14%	)	(3%	)	8%			(3%	)

CONSTANT CURRENCY GROWTH RATES (2)
New software licenses and cloud software subscriptions	10%		18%		0%		2%		6%		7%		1%		6%			4%
Hardware systems products	(21%	)	(23%	)	(22%	)	(12%	)	(19%	)	(13%	)	(2%	)	10%			(2%	)

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2013 and 2012 for the fiscal 2014 and fiscal 2013 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

APPENDIX A

ORACLE CORPORATION

Q3 FISCAL 2014 FINANCIAL RESULTS

EXPLANATION OF NON-GAAP MEASURES

To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the tables, which exclude certain business combination accounting entries and expenses related to acquisitions, as well as other significant expenses including stock-based compensation, that we believe are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on these non-GAAP measures. Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:

•

New software licenses and cloud software subscriptions, software license updates and product support and hardware systems support deferred revenues: Business combination accounting rules require us to account for the fair values of cloud software subscriptions contracts, software license updates and product support contracts and hardware systems support contracts assumed in connection with our acquisitions. Because these contracts are generally one year in duration, our GAAP revenues generally for the one year period subsequent to our acquisition of a business do not reflect the full amount of revenues on these assumed cloud software subscriptions contracts and support contracts that would have otherwise been recorded by the acquired entity. The non-GAAP adjustment to our new software licenses and cloud software subscriptions revenues, software license updates and product support revenues and hardware systems support revenues is intended to include, and thus reflect, the full amount of such revenues. We believe the adjustment to these revenues is useful to investors as a measure of the ongoing performance of our business. We have historically experienced high renewal rates on our software license updates and product support contracts and our objective is to increase the renewal rates on acquired and new cloud software subscriptions and hardware systems support contracts; however, we cannot be certain that our customers will renew our cloud software subscriptions contracts, software license updates and product support contracts or our hardware systems support contracts.

•

Stock-based compensation expenses: We have excluded the effect of stock-based compensation expenses from our non-GAAP operating expenses and net income measures. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.

•

Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our non-GAAP operating expenses and net income measures. Amortization of intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of our acquisitions. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well. Amortization of intangible assets will recur in future periods.

•

Acquisition related and other expenses; and restructuring expenses: We have excluded the effect of acquisition related and other expenses and the effect of restructuring expenses from our non-GAAP operating expenses and net income measures. We incurred significant expenses in connection with our acquisitions and also incurred certain other operating expenses or income, which we generally would not have otherwise incurred in the periods presented as a part of our continuing operations. Acquisition related and other expenses consist of personnel related costs for transitional employees, other acquired employee related costs, stock-based compensation expenses (in addition to the stock-based compensation expenses described above), integration related professional services, certain business combination adjustments including adjustments after the measurement period has ended and certain other operating items, net. Substantially all of the stock-based compensation expenses included in acquisition related and other expenses resulted from unvested options assumed in acquisitions whose vesting was fully accelerated upon termination of the employees pursuant to the original terms of those options. Restructuring expenses consist of employee severance and other exit costs. We believe it is useful for investors to understand the effects of these items on our total operating expenses. Although acquisition related expenses and restructuring expenses generally diminish over time with respect to past acquisitions, we generally will incur these expenses in connection with any future acquisitions.